UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)              February 29, 2008
_______________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                                  Unisys Way,
                         Blue Bell, Pennsylvania  19424
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 29, 2008, Unisys Corporation announced that Scott W. Hurley has joined the company as its Vice President and Corporate Controller. His election by the Board of Directors to this position was effective March 1, 2008. Prior to joining Unisys, Mr. Hurley, age 49, was vice president and chief accounting officer at VIASYS Healthcare Inc., a medical technology company. He previously was corporate controller at Incyte Corp. and Arrow International, and also held a senior financial management position at Rhone Poulenc Rorer, Inc. (now Sanofi-Aventis, SA).

Mr. Hurley succeeds former controller Joseph M. Munnelly, who left the company in September 2007. As Vice President and Corporate Controller, Mr. Hurley is the company's principal accounting officer, a role that had been filled by William M. Reinheimer since October 2007. Mr. Reinheimer remains with the company as assistant corporate controller.





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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION


Date: March 3, 2008                               By: /s/ Janet B. Haugen
                                                      -------------------
                                                      Janet B. Haugen
                                                      Senior Vice President and
                                                      Chief Financial Officer